COMMERCIAL LEASE
A 140-10
R 140-04

This lease is made between         Miwa Lock U.S.A.    , of      6216 South
Sandhill  Road,  Las  Vegas,  Nevada         , herein  called  Lessor,  and
NFOX.COM         ,  of           Las Vegas, Nevada        ,  herein  called
Lessee.  Lessee hereby offers to lease from Lessor the premises situated in
the  City  of    Las Vegas , County of    Clark, State  of           Nevada
,  described  as            6216 South Sandhill Road , upon  the  following
TERMS and CONDITIONS:

1. Term and Rent. Lessor demises the above premises for a term of Three years, commencing July 1st , 1999 (year), and terminating on June 30th, 2002 (year), or sooner as provided herein at the annual rental of Thirty none thousand, eight hundred Sixteen Dollars ( $ 39,816.00* ), payable in equal installments in advance on the first day of each month for than month's rental, during the term of this lease. All rental payments shall be made to Lessor, at the address specified above. *Payable @ $3,318.00 per month.

2.  Use.  Lessee shall use and occupy the premises for      2,370 sq. ft of
office  space          The  premises shall be used for  no  other  purpose.
Lessor represents that the premises may lawfully be used for such purpose.

3. Care and Maintenance of Premises. Lessee acknowledges that the premises are in good order and repair, unless otherwise indicated herein. Lessee shall, at his own expense and at all times, maintain the premises in good and safe conditions including plate glass, electrical wiring, pluming and heating installations and any other system or equipment upon the premises and shall surrender the same, at termination hereof, in as good condition as received, normal wear and tear expected. Lessee shall be responsible for all repairs required, expecting the roof, exterior walls, structural foundations, and: all electrical i.e., outlets, air conditioning, etc plumbing, elevator, outside landscaping , which shall be maintained by Lessor.

4.   Alterations.   Lessee shall not, without first obtaining  the  written
consent of Lessor, make any alterations, additions, or improvements, in, to or about the premises.

5. Ordinances and Statutes. Lessee shall comply with all statutes, ordinances and requirements of all municipal, state and federal authorities now in force, or which may hereafter be in force, pertaining to the premises, occasioned by or affecting the use thereof by Lessee.

6. Assignment and Subletting. Lessee shall not assign this lease or sublet any portion of the premises without prior written consent of the Lessor, which shall not be unreasonably withheld. Any such assignment or subletting without consent shall be void and, at the option of the Lessor, may terminate this lease.

7. Utilities. Al applications and connections for necessary utility services on the demised premises shall be made in the name of Lessee only, and Lessee shall be solely liable for utility charges as they become due, including those for telephone services. **see addendum**

8. Entry and Inspection. Lessee shall permit Lessor or Lessor's agents to enter upon the premises at reasonable times and upon reasonable notice, for the purpose of inspection the same, and will permit Lessor at any time within sixty (60) days prior to the expiration of this lease, to place upon the premises any usual "to Let" or "For Lease" signs, and permit persons desiring to lease the same to inspect the premises thereafter.

9. Possession. If Lessor is unable to deliver possession of the premises at the commencement hereof, Lessor shall not be liable for any damage caused thereby, no shall this lease be void or voidable, but Lessee shall not be liable for any rent until possession is delivered. Lessee may terminate this lease if possession is not delivered within _______ days of the commencement of the term hereof.

10. Indemnification of Lessor. Lessor shall not be liable for any damage or injury to Lessee, or any other person, or to any property, occurring on the demised premises or any part thereof, and Lessee agrees to hold Lessor harmless from any claims for damages, no matter how caused.

11. Insurance. Lessee, at his expense, shall maintain plate glass and public liability insurance including bodily injury and property damage insuring Lessee and Lessor with minimum coverage as follows:
             100,000 bodily injury / 100,000 property damage.
Lessee shall provide Lessor with a Certificate of Insurance showing Lessor as additional insured. The Certificate shall provide for a ten-day written notice to Lessor in the event of cancellation or material change of coverage. To the maximum extent permitted by insurance policies which may be owned by Lessor or Lessee, Lessee and Lessor, for the benefit of each other waive any and all rights of subrogation which might otherwise exist.

12. Eminent Domain. If the premises or any part thereof or any estate therein, or any other part of the building materially affecting Lessee's use of the premises, shall be taken by eminent domain, this lease shall terminate on the date when title vests pursuant to such taking. The rent, and any additional rent, shall be apportioned as of the termination date, and any rent paid for any period beyond that date shall be repaid to Lessee. Lessee shall no be entitled to any part of the award for such taking or any payment in lieu thereof, but Lessee may file a claim for any taking of fixtures and improvements owned by Lessee, and for moving expenses.

13. Destruction of Premises. In the event of a partial destruction of the premises during the term hereof, from any cause, Lessor shall forthwith repair the same, provided that such repairs can be made within sixty (60) days under existing governmental laws and regulations, but such partial destruction shall not terminate this lease, except that Lessee shall be entitled to a proportionate reduction of rent while such repairs are being made, based upon the extent to which the making of such repairs shall interfere with the business of Lessee on the premises. If such repairs cannot be made with in said sixty (60) days, Lessor, at his option, any make the same within a reasonable time, this lease continuing in effect with the rent proportionately abated as aforesaid, and in the event that Lessor shall not elect to make such repairs which cannot be made within sixty (60) days, this lease maybe terminated at the option of either party. In the event that the building in which the demised premises may be situated is destroyed to an extent of not less than one-third of the replacement costs thereof, Lessor may elect to terminate this lease whether the demised premises be injured or not. A total destruction of the building in which the premises may be situated shall terminate this lease.

14. Lessor's Remedies on Default. If the Lessee defaults in the payment of rent, or any additional rent, or defaults in the performance of any of the other covenants or conditions hereof, Lessor may give Lessee notice of such default and if Lessee does not cure any such default within 10 days, after the giving of such notice (or if such other default is of such nature that it cannot be completely cured within such period, if Lessee does not commence such curing within such 10 days and thereafter proceed with reasonable diligence and in good faith to cure such default), then Lessor may terminate this lease on not less than 10 days' notice to Lessee. On the date specified in such notice the term of this lease shall terminate, and Lessee shall then quit and surrender the premises to Lessor, but Lessee shall remain liable as hereinafter provided. If this lease shall have been so terminated by Lessor, Lessor may at any time thereafter resume possession of the premises by any lawful means and remove Lessee or other occupants and their effect. No failure to enforce any term shall be deemed a waiver.

15.  Security Deposit.  Lessee shall deposit with Lessor on the signing  of
this  lease  the  sum  of       ***Three thousand  three  hundred  eighteen
Dollars       ($3,318.00)   as  security for the  performance  of  Lessee's
obligations under this lease, including without limitation the surrender of possession of the premises to Lessor as herein provided. If Lessor applies any part of the deposit to cure any default of Lessee, Lessee shall on demand deposit with Lessor he amount so applied so that Lessor shall have the full deposit on hand at all times during the term of this lease.

16. Tax Increase. In the event there is any increase during any year of the term of this lease in the City, County or State real estate taxes over and above the amount of such taxes assessed for the tax year during which the term of this lease commences, whether because of increased rate or valuation, Lessee shall pay to Lessor upon presentation of paid tax bills and amount equal to 5% of the increase in taxes upon the land and building in which the leased premises are situated. In the event that such taxes are assessed for a tax year extending beyond the term of the lease, the obligation of Lessee shall be proportionate to the portion of the lease term included in such year.

17.  Common Area Expenses.   N/A

18. Attorney's Fees. In case suit should be brought for recovery of the premises, or for any sum due hereunder, or because of any act which may arise out of the possession of the premises by either party, the prevailing party shall be entitled to all costs incurred in connection with such action, including a reasonable attorney's fee.

19.   Waiver.   No  failure of Lessor to enforce any term hereof  shall  be deemed to be a waiver.

20. Notices. Any notice which either party may or is required to give, shall be given by mailing the same, postage prepaid, to Lessee at the premises, or Lessor at the address specified above, or at such other places as may be designated by the parties from time to time.

21. Heirs, Assigns, Successors. This lease is binding upon and inures to the benefit of the heirs, assigns and successors in interest to the parties.

22. Option to Renew. Provided that Lessee is not in default in the performance of this lease, Lessee shall have the option to renew the lease for an additional term of 24 months commencing at the expiration of the initial lease term. All of the terms and conditions of the lease shall apply during the renewal term except that the monthly rent shall be the sum of $ 3,800.00*********. The option shall be exercised by written notice
given  to  Lessor  not less than        sixty (60)     days  prior  to  the
expiration of the initial lease term. If notice is not given in the manner provided herein within the time specified this option shall expire.

23.   Subordination.   This  lease is and  shall  be  subordinated  to  all
existing and future liens and encumbrances against the property.

24. Radon Gas Disclosure. As required by law, (Landlord)(Seller) makes the following disclosure: "Radon Gas" is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed feral and state guidelines have been found in buildings in XXXXXXXXXXXX. Additional information regarding radon and radon testing may be obtained from your county public health unit.

25. Entire Agreement. The foregoing constitutes the entire agreement between the parties and may be modified only by writing signed by both parties. The following Exhibits, if any, have been made a part of this lease before the parties' execution hereof:

     Signed this    day of                   ,    (year)


By:/s/ Wilbur A. Schaff- Lessor        By: /s/ Karl Kraft-Lessee
 Wilbur A. Schaff, President
 Miwa Lock U.S.A.